THE ASIA TIGERS FUND,INC.

                                  ANNUAL REPORT
                                October 31, 2002


                            ADVANTAGE ADVISERS, INC.

THE ASIA TIGERS FUND, INC.

                                                                December 1, 2002

DEAR FUND SHAREHOLDER,

We are pleased to provide you with the audited financial statements of The Asia Tigers Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2002.

The Fund's net asset value ("NAV") closed at $7.65 on October 31, 2002, representing an increase of 11.03% for the Fund's fiscal year. This return includes the anti-dilutive effect of the Fund's Tender Offer, Repurchase Offer and Share Repurchase Program which approximated 2.4%. The Fund narrowly underperformed its benchmark, the MSCI AC Free ex-Japan Index, which rose 11.53% through the same period.

Three notable changes were made to the Fund's allocation during the year. The Fund's positions in Hong Kong and India were reduced significantly and its position in Korea was increased. The Fund now allocates the largest percentage of its net assets to Korea.

Although the non-Japan Asian markets enjoyed significant gains in the first half of the fiscal year, they lost momentum in the latter half. On the other hand, a positive gain was recorded for the fiscal year in U.S.-dollar terms by nearly every market where the Fund invests.

The portfolio manager believes that the current, favorable trend is likely to continue in the Asian markets. Although many Asian economies had been highly dependent on exports to the U.S., Asian corporations are finding ways to cope with this period of difficulty for the U.S. economy. Moreover, consumption is rising in Asia as the population seems to be shifting from a focus on savings, to a willingness to spend. In light of these and other factors, the portfolio manager believes that the Fund is positioned to take advantage of the positive future, which they envision for non-Japan Asia.

In the enclosed report, the Investment Manager provides a detailed look at the Fund's portfolio as well as a discussion of the economic and market conditions in the region.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, do not hesitate to call our toll-free number, (800) 421-4777.

Sincerely,

/s/ BRYAN MCKIGNEY

Bryan McKigney
President and Secretary

THE ASIA TIGERS FUND, INC.


REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------
PERFORMANCE

During the 12 months ended October 31, 2002, the net asset value ("NAV") per share of the Asia Tigers Fund, Inc. (the "Fund") increased 11.03%. This return includes the anti-dilutive effect of the Fund's Tender Offer, Repurchase Offer and Share Repurchase Program which approximated 2.4%. The Fund slightly under-performed its benchmark, the MSCI Asia Free ex-Japan Index, which rose 11.53% during the same period.

During the Fund's fiscal year, Asian markets saw a sharp dichotomy in performance, with the Fund's benchmark surging over 37% in the first six months (November 2001 - April 2002), only to give back over two-thirds of the gains in the final six months (May 2002 - October 2002). The first-half rally was a strong rebound in the aftermath of the September 11th tragedy, which carried the index to its highest level in 14 months. Subsequently, however, the second half of the Fund's fiscal year saw markets fall back (22%), largely on the back of a disappointing U.S. economic recovery, which turned out to be much weaker than expected. In addition, rising geopolitical concerns (i.e., global terrorism, potential U.S. war with Iraq) and ongoing U.S. corporate governance scandals did not help sentiment toward Asian equities either.

For the 12 months ended October 31, 2002, almost every Asian market in the Fund's universe registered a positive gain in US-dollar denominated terms. The only exceptions were Hong Kong (3.9%) and the Philippines (13%), while India managed only a 0.5% gain. Korea and Thailand were outstanding performers, surging 47% and 35% respectively. For the remaining markets, US-dollar denominated gains ranged between 7% and 14%.

The U.S. dollar weakened against almost all Asian currencies during the Fund's fiscal year, the only exceptions being a slight strengthening against the Indian rupee, New Taiwan dollar and the Philippine peso. During the 12 months ended October 31, 2002, Asian currencies' collective strength contributed about 1/5 of the benchmark MSCI AC Asia Free ex-Japan's 11.53% gain. Among the non-Japan Asian markets, Indonesia saw the biggest divergence between its US-denominated performance and that of its local currency. That market was flat year-on-year in local currency terms, with all of its 13.4% gain coming from appreciation of the Indonesian currency (the rupiah) versus the U.S. dollar.


--------------------------------------------------------------------------------

The Fund's net asset value is calculated weekly and published in the WALL STREET JOURNAL every Monday under the heading, "Closed End Funds." The Fund's NAV is also published in THE NEW YORK TIMES on Mondays and in BARRON'S on Saturdays. The Fund is listed on the New York Stock Exchange under ticker symbol GRR.

If you have any questions or would like an update on the Fund, please call toll-free (800) 421-4777. This number provides a recorded monthly review as well as specific details about the Fund, its portfolio and performance.

--------------------------------------------------------------------------------

                                                      THE ASIA TIGERS FUND, INC.

        ASIAN MARKET RETURNS FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2002

                                      US$ RETURNS         LOCAL CURRENCY RETURNS
        Hong Kong                        (3.9%)                    (3.9%)
        Taiwan                            7.7%                      8.4%
        India                             0.5%                      1.2%
        Singapore*                       12.2%                      8.6%
        Korea                            47.2%                     38.5%
        Thailand*                        35.5%                     31.2%
        Philippines*                    (13.0%)                   (11.0%)
        Malaysia*                        14.2%                     14.2%
        China*                           (7.9%)                    (7.9%)
        Indonesia*                       13.4%                     (0.1%)

*Market indices used to calculate these returns reflect transactions that are free of foreign ownership limits or legal restrictions at the country level.

Source: FactSet, online database of financial and market data derived from many sources.

--------------------------------------------------------------------------------

COUNTRY ALLOCATION

During the 12-month period ended October 31, 2002, the biggest percentage point shifts in the Fund's country allocations were: (1) Hong Kong declining from 29.6% to 23.9% of net assets, (2) Korea increasing from 19.9% to 28.3% of net assets, and (3) India declining from 9.8% to 6.3% of net assets. While part of the weighting change was a result of Hong Kong's and India's relative underperformance, as well as Korea's relative outperformance, the Fund also pro-actively pared positions in Hong Kong's property and banking sectors and selected Indian stocks, as well as added to Korean names, particularly consumer companies, in the first half of the year.

As a result of the asset allocation shifts, Korea replaced Hong Kong as the country to which the Fund allocates its largest percentage, at 28.3% of the portfolio's net assets as of October 31, 2002.

As the Asian markets surged in the first half of the fiscal year, the Fund placed more cash into equities, reducing its cash weighting from 3.7% to 1.3% as of the Fund's October 31, 2002 fiscal year end.

THE ASIA TIGERS FUND, INC.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


COUNTRY HOLDINGS*
OCTOBER 31, 2002

       Korea             28.3%
       Hong Kong         23.9
       Taiwan            15.6
       Singapore         12.1
       India              6.3
       Malaysia           5.7
       Thailand           3.8
       Indonesia          1.3
       China              1.0
       Philippines        0.3
       Pakistan           0.0
       Sri Lanka          0.0
       Cash               1.3

       *Percent of Fund's Net Assets


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


OCTOBER 31, 2001*

       Hong Kong         29.6%
       Korea             19.9
       Taiwan            15.1
       Singapore         11.2
       India              9.8
       Malaysia           5.6
       Thailand           3.1
       China              1.1
       Philippines        0.8
       Indonesia          0.5
       Pakistan           0.0
       Sri Lanka          0.0
       Cash               3.7

       *Percent of Fund's Net Assets


--------------------------------------------------------------------------------

Note: Percentages in the above tabulations do not sum to precisely 100%, the difference reflecting the net result of share purchase and sale transactions that remained in process at the close of business on 10/31/01 and 10/31/02.

--------------------------------------------------------------------------------

                                                      THE ASIA TIGERS FUND, INC.

--------------------------------------------------------------------------------

REGIONAL OUTLOOK

In general, the markets where the Fund invests peaked around May, and then declined throughout the rest of the year. Although the gains made in the period from November 2001 through April 2002 were substantial, the markets slid back in the latter half of the fiscal year, giving up much of the first-half gains. As stated above, we believe that the first-half rally reflected positive investor sentiment in the wake of the September 11th tragedy. When investors observed the slow recovery of the U.S. economy, growing concerns over terrorism, and the threat of war in Iraq, however, investor sentiment waned and Asian markets dipped.

Although the Asian markets' performance reversal from May 2002 to October 2002 is perhaps understandable, it is still disappointing. On the one hand, since Asian equity markets historically have been closely tied to U.S. equity markets' performance, the flagging six months should not be surprising. Still, as we outlined in the Asia Tigers Semiannual report (April 30, 2002), we see solid fundamental reasons why Asia should eventually be able to mount a sustained decoupling from U.S. markets. In our opinion, the most obvious reason continues to be a valuation disparity between Asian equity markets and U.S. markets. Even after a 21/2-year bear market, the S&P 500 still trades on a forward price-earnings ratio (PER) of 19x (30x historical PER) compared to non-Japan Asia's prospective PER of 11x (16x historical PER).1

In addition to more attractive valuations, Asian earnings are growing faster. As reported for 2003, Asia ex-Japan's earnings are forecast to grow 18%-20% compared to U.S. corporate earnings that are forecast to rise 10%-12%.1 In short, we believe Asia's growth valuation profile is far more attractive than that of the U.S. Asia also has, in our opinion, far more potential for new growth dynamics to start up over the near term (i.e., positive structural change, continued manufacturing outsourcing, future consumer spending boom). We remain believers that Asia will eventually de-couple from U.S. markets' performance over the next one or two years.

IN A LOW-GROWTH WORLD, ASIA'S GROWTH LOOKS HIGHLY ATTRACTIVE

It is also important to highlight that Asian economies indeed DID recover in 2002. Across the region and with few exceptions, there was a revival in export growth, raising current account surpluses and expanding foreign currency reserves. In addition, in several countries, falling interest rates and low/non-existent inflation helped stoke consumer lending booms and growth in domestic demand. In our opinion, these trends should continue to strengthen in 2003. Indeed, we believe that even if the U.S. were to fall into a "double-dip" recession, it would not trigger a systematic crisis in Asia, as occurred in 1997, since the region's fundamentals are far healthier today.

Even with Asia's solid growth outlook, it is important to point out that, collectively, the average annual growth rate for the region since the 1997-1998 Asian Crisis (the "Crisis") has only been 2.7%,

1 International  Brokers Estimate Service, a division of Thomson Firstcall as of
  11/15/02 ("IBES").

THE ASIA TIGERS FUND, INC.

sharply lower than the 8% annual growth rate achieved in the decade leading up to the Crisis.2 More than anything else, we believe this underscores the potential for growth in the region over the next several years. Although Asia still has much to do on the structural reform front, there is no question most countries have made significant strides in financial and corporate restructuring over the past five years. Going forward, it will be essential for Asia to focus on expeditiously completing its remaining agenda of financial and corporate restructuring, which still remains substantial as well as challenging.

ASIA'S BILLION BOOMERS - THE REGION'S GROWING CONSUMPTION STORY

In previous Asia Tigers annual and semiannual reports, we have written about the unfolding of Asia's "consumer spending boom" and the exciting potential it holds for many Asian companies. We would like to touch on that theme once again.

In our opinion, Asia's economic landscape continues to undergo a rapid transformation. The classic investment view saw Asia mainly as a "manufacturing center" for the Organization for Economic Cooperation and Development (OECD). Now, investors see an increasingly important, alternate view of Asia in its "domestic consumption" story. Asia has both the people, with its 3.5 billion people accounting for 58% of the world's estimated 6.1 billion population, and the savings, as Asian families have always been big savers (up to 35% of household income). Moreover, Asia for the next 20 years has a population whose relative youthfulness is similar to that with the United States in the 1965-1985 period.

In a recent publication titled Asia's Billion Boomers,3 a CIBC World Markets Corp. partner in Asia outlined an investment case pointing to compelling parallels between America's famous "Baby Boomer" generation (born 1946-1964) which spawned an unprecedented consumer spending spree over the past several decades, and the position that young Asian families find themselves in today. Currently, in non-Japan Asia, with few exceptions, there is evidence that "twenty-something" and "thirty-something" Asians feel confident enough about their prospects that they are embarking on a consumption and lifestyle boom that strongly echoes the American Baby Boomer era.

Given that approximately two-thirds of any economy is consumption, we believe that this is a very significant trend, and we believe it could underwrite Asian economic growth for decades going forward. In addition, this growth is increasingly INTRA-REGIONAL and much less dependent on whether European or American consumers are buying Asian goods.

As further evidence, Credit Lyonnais points out that savings in Asia probably peaked in 1995 at 34.1% (31.6% in 2001), and is going down, as the younger generation feels more confident about spending. This trend is also actively being encouraged by some governments (Korea, for example) who learned from the Asian Crisis the dangers of over-investing while neglecting their population's consumption aspirations. We believe there is plenty of room for savings to fall in Asia without engendering any macroeconomic vulnerability.

2 Asia Economic Monitor.
3 CLSA Emerging Markets.

                                                      THE ASIA TIGERS FUND, INC.

The Fund is a strong believer in Asia's upcoming consumer boom and has attempted to position itself accordingly. In the United States, spending on recreation as a percentage of real private consumption rose from 3% in 1960 to 10% in the first half of 2002. It is reasonable to expect Asia to follow a similar pattern, given the region's current demographic. In an effort to capitalize on Asia's consumer boom trend, the Fund has established positions in such industries as gaming, credit cards, cruise lines, restaurants, media, and others.

CHINA
US$1.0 MILLION, 1.0% OF THE FUND'S NET ASSETS AS OF OCTOBER 31, 2002

China has been virtually able to defy this year's global slowdown, and has played a major role in supporting Asia's stronger-than-expected intra-regional trade flows. We believe the country is on track for another year of 8% year-on-year GDP growth, fueled by strong inflows of foreign direct investment, government spending, and robust exports, which have climbed 20.4% year-on-year, in the first 10 months of 2002.4 China's price-competitive exports continue to gain global market share and have been a key factor in driving deflation in Asia and throughout the world.

Even in the wake of recent accomplishments, the most notable being its successful entry into the World Trade Organization (W.T.O.) last year, Beijing continues to push ahead with strengthening its legal system and other structural reform measures. Both multinational companies and portfolio investors are responding positively. As a result, China stands out as one of the few Asian countries continuing to attract solid inflows of both foreign direct investment and foreign portfolio investment.4 In 2001, China overtook Hong Kong to become the largest foreign direct investment recipient with $47 billion in inflows, and is on track to see at least $50 billion in 2002.3

Impressively, despite the difficult social and political costs, China shows no signs of slowing its structural reform momentum. Since being formally accepted into the W.T.O. last year, the government has stuck to the timeline of meeting its new W.T.O. obligations. Also, despite the difficult capital markets environment, the privatization of state-owned enterprises rapidly continued, with Bank of China Hong Kong initially listed in July 2002, and China Telecom launched in October 2002 even after the offering had to be reduced by half as a result of lack of demand. Such single-minded focus in tackling both structural reform and implementing its privatization process contrasts sharply with other Asian countries.

The Fund's biggest holding in China is CHINA MOBILE (CMHK), the country's largest national wireless operator. As of September 30, 2002, the company had
111.4 million subscribers, making it the world's largest wireless operator in terms of subscribers. However, as China's wireless market has slowed down after years of explosive growth, the company has shifted its focus from subscriber growth to profitability. For the nine months ended September 30, 2002, the company reported net profit of RMB25.2 billion on revenue of RMB107.1 billion, with EBITDA (earnings before interest, tax, depreciation and amortization) margin rising to 59% from 58.5% in 2001. The pace of decline in ARPU (average revenue per user per month) also decreased due to few new subscription additions.

4 Bloomberg.

THE ASIA TIGERS FUND, INC.




Although CMHK has moved past its high-growth phase, we believe the company still has organic growth potential, healthy margins, and the ability to generate strong free cash flow in coming years.

HONG KONG
US$24.0 MILLION, 23.9% OF THE FUND'S NET ASSETS AS OF OCTOBER 31, 2002

The mood in Hong Kong remains somber, as it continues to struggle through its second recession in five years. As we have previously highlighted, Hong Kong has been hit especially hard by China's deflationary impact, both because of its close proximity to China and because its currency, the Hong Kong dollar, is pegged to the U.S. dollar. Hong Kong consumer prices have been falling for 47 straight months while retail sales have fallen in 14 of the last 15 months. In the most recently released data point, September retail sales fell 4.6% year-on-year to HK$13.7 billion.4

Yet there are signs that Hong Kong's economy may be bottoming. The unemployment rate has posted back-to-back declines in the past two months, and now stands at 7.4%, representing a decrease from the July 2002 peak of 7.8%. Also, exports have risen year-over-year for the July - October period, while tourist arrivals in the third quarter were at a record high. In fact, tourism spending has been a bright spot for the Hong Kong economy this year, with arrivals increasing 16% to
11.7 million in the first nine months of 2002.4

Property prices have fallen more than 50% since 1997, including declines of 18%, 9%, and 10% in the past three years.5 Although the Fund has not yet adopted a bullish view on the outlook for Hong Kong properties, we believe that prices are now probably only 10%-15% away from reaching their lowest point. The government recently announced a raft of measures to support the property market, including the suspension of government land sales for one year, as well as reducing its role in building low-cost housing.

Hong Kong's fiscal deficit widened 17% in the first half of 2002 to HK$70.8 billion year-on year, and there is concern it may hit as high as 5% of GDP this year.4 Indeed, Standard & Poor's recently downgraded Hong Kong's credit rating outlook on the back of the widening deficit. However, the government has made it clear that it understands its problem, and is exploring both new revenue sources and further ways to cut expenses. Hong Kong has a narrow tax base, but as reported, the government maintains that it would not be prudent to raise taxes or introduce a sales tax during a recession. Given the current level of fiscal reserves, currently at HK$370 billion, it does appear the government has time to solve this structural problem.

Although the Fund is likely to remain underweight in the Hong Kong market relative to the benchmark for the near-term, we are not "structural bears" on the country. Some believe that China is more of a threat than an opportunity for Hong Kong. To the contrary, we believe Hong Kong's location, on the doorstep of the global market's next most influential economy, presents enormous advantages going forward. When a global cyclical upturn resumes and Hong Kong successfully tackles its fiscal imbalance, we believe it will see a solid recovery.


5 Goldman Sachs Asia Research.

                                                      THE ASIA TIGERS FUND, INC.

The Fund's biggest holding in Hong Kong is HUTCHISON WHAMPOA, which is also, Hong Kong's largest conglomerate and the world's largest port operator. Hutchison Whampoa also has significant interests in telecommunications, retail, and properties. Geographically, its businesses span Asia, Europe, and the Americas. In one of its most recent acquisitions, Hutchison reportedly spent $1.3 billion to acquire the Kruidvat Group, a 1,900-store Dutch retail chain. The purchase will allow Hutchison to combine its existing drug and supermarket chains to offer greater cost savings opportunities. Hutchison also reportedly remains on track to launch its 3G (high-speed wireless telecommunications) services in Europe during the spring of 2003. In its most recent earnings release, Hutchison announced that its earnings for the six months ended June 30, 2002 declined 18% year-on-year to HK$5.9 billion compared to HK$7.2 billion in the first half of 2001.4 As an investment holding company, we believe that Hutchison continuously books both capital gains and periodic write-downs above the line, making year-on-year earnings comparisons less meaningful.

INDIA
US$6.3 MILLION, 6.3% OF THE FUND'S NET ASSETS AS OF OCTOBER 31, 2002

The Indian equity market turned in a disappointing performance during the Fund's fiscal year, rising only 0.5% in US-dollar terms. The biggest setback was the government's decision in September to delay the privatization of two oil refiners, HINDUSTAN PETROLEUM (HPCL) and BHARAT PETROLEUM (BPCL). The decision effectively slowed the entire privatization momentum for India's state-owned sector. It was particularly disheartening because the government had begun the year with such strong momentum and with what appeared to be enough political support. The sale of government stakes in both VIDESH SANCHAR NIGAM, LTD. (VSNL) and IBP (a petroleum company) early in the year, followed by further industry deregulation measures in the oil-refining sector were heartening signs. Nevertheless, the momentum could not be sustained.

Standard & Poor, as well as Moody's, responded by downgrading India's domestic currency rating one notch, in essence, indicating that a stalling in India's privatization scheme could translate into a higher fiscal deficit, which would put an added strain on the whole economy. Nevertheless, as reported, the Central Bank is still forecasting that India's fiscal deficit for its fiscal year ending March 31, 2003 will fall to 5.3% of GDP, down from 5.9% of GDP in the fiscal year ended March 31, 2002. At the halfway point, September 30, 2002, the deficit was indeed still on track, reaching 577.5 billion rupees, or 42% of the government's target.4

Despite the fiscal burden, nominal interest rates in India continued to trend down throughout the year ended October 31, 2002 (though real rates remain high), in line with the global trend of plentiful liquidity. For the year, lending rates have dropped between 200 and 250 basis points, from 9% to 6.5%-7% while average deposit rates have fallen 130 basis points, from 8.3% to 7%.6 Indian banks have seen explosive growth in consumer credit this year, especially mortgage loans, as falling interest rates and rising affordability have combined to fuel unprecedented consumer loan expansion.


6 JP Morgan India Research.

THE ASIA TIGERS FUND, INC.

India's monsoon season was also disappointing, with rains coming in 19% below "normalized" levels. In the wake of the disappointing rains, the Central Bank lowered India's GDP forecast from 6.5% earlier in the year to 5%-5.5%.4 Despite the poor rains, however, India's industrial production index has held up better than expected over the past few months, surprising analysts. Meanwhile, the Indian software sector, including companies such as Infosys, Satyam, and Wipro, continues to stand out within the Indian economy, winning new business, taking market share from overseas rivals, and growing both revenues and earnings despite the slowdown in global IT spending.

Continuing tension surrounding Kashmir was also a feature of Indian politics during 2002, after an attack on the Indian Parliament reportedly by Pakistani militants in December 2001 and subsequent military action by the two nations in the disputed Kashmir region. However, aided in large part by international intervention from the U.S. and other countries, tensions eventually eased and the Indian government began withdrawing its troops from the Kashmir border in the second half of 2002.

A key holding in India is the STATE BANK OF INDIA (SBI) which is also India's largest commercial bank, with more than 9,000 branches; 90 million customers, and one of the strongest brand names in the country. Although SBI remains majority-owned by the Indian government, the corporate culture is similar to India's other private banks. In the past year, management has been pro-active in reducing costs (with its Voluntary Retirement Scheme, for example) and investing in information technology to improve productivity. In a recent earnings release, SBI announced that for the three months ended September 30, 2002 net profit rose 34% to 8.3 billion rupees from 6.2 billion rupees in the year-earlier period. The result sharply exceeded analysts' expectations.4

INDONESIA
US$1.3 MILLION, 1.3% OF THE FUND'S NET ASSETS AS OF OCTOBER 31, 2002

Indonesia began 2002 with positive momentum. The government's successful sale of a 12% stake in the national phone company, P.T. Telkom for US$300 million, combined with new government measures directed by the International Monetary Fund (IMF) reducing subsidies on a range of products including fuel oil, raised hope that the government was finally tackling much needed structural reform issues. In July, the government's asset management agency, the Indonesian Bank Restructuring Agency (IBRA) sold off more than US$17 billion worth of non-performing bank assets. As reported, the rationale for the exercise is that it will help restructure and resolve the most significant bad debts that are clogging the banking system, paving the way for a new round of credit expansion in the economy.

At its peak, the Indonesian rupiah had appreciated 22% against the U.S. dollar, yet there was plenty of evidence that Indonesia's fundamental improvement was not quite as dramatic as the markets implied. Foreign direct investment, which had been contracting sharply for the past three years already, fell (60%) to US$1.7 billion in the first five months of the year.4 Also, there were clear signs that the removal of subsides, though positive for the fiscal budget, were starting to dampen consumer spending.

For Indonesia, a major shock came on October 12, 2002 when a nightclub in Bali was the target of a terrorist bombing which killed over 200 people. It was the deadliest terrorist attack in the country's history, and although the extent of the repercussions remains uncertain, it is clear that Indonesia's

                                                      THE ASIA TIGERS FUND, INC.

US$5 billion tourism industry (which contributes an average 4.6% of GDP) will be hit hard. In addition, there are certain to be secondary effects such as unemployment for displaced workers and a further dampening of business sentiment. Approximately 15% of Indonesia's non-oil exports are also tourism-related.7

The tragedy has also sharply upset the political balance in Indonesia. Although President Megawati appears to be acting forcefully and decisively in her crackdown on the country's terrorism, we believe there are also signs of a potential political backlash domestically. One month after the tragedy, the equity market has rebounded to recover almost everything that it lost immediately after the tragedy. Moreover, the government is sticking to its growth forecasts, including 5% GDP growth for fiscal year 2002. Nevertheless, we believe caution should be the watchword for Indonesia at this point. By definition, the country's massive external debt load of US$140 billion, (96% of 2001 GDP) and hefty 30% external debt servicing ratio (debt payments/export earnings) make its economy extremely fragile, unable to absorb exogenous shocks easily.3

The Fund's largest holding in Indonesia is HM SAMPOERNA, Indonesia's largest hand-rolled clove cigarette ("kretek") manufacturer. The company recently announced that sales for its third quarter, ended September 30, 2002, had increased 17.4% to 3,877 billion rupiah from 3,304 billion rupiah in the previous period. Sampoerna's best-selling brand, Dji Sam Soe, continued to demonstrate impressive resilience. We believe that the company continues to generate strong cash flow, using some of the proceeds for a 365 billion rupiah (US$40 million) buyback program that is approximately 80% complete.4

KOREA
US$28.4 MILLION, 28.3% OF THE FUND'S NET ASSETS AS OF OCTOBER 31, 2002

As reported, Korea had one of the strongest economies in Asia in 2002, with GDP on track to grow 6%, twice as fast as the previous year. Key growth drivers for Asia's fourth largest economy were consumer spending, construction spending, and a resilient export performance. Foreign direct investment in Korea remained strong in 2002, even after record performance in 2001. No other country in Asia has done a better job than Korea in repairing its banking system over the past four years. Bad loans at Korean banks have fallen from over 15% at the depths of the 1997-1998 Crisis to only 2.4% as of June 2002. Foreign reserves have swelled to US$117 billion in October 2002, from US$7.2 billion in 1998 at the low point of the Crisis.3 Clearly, the whole economy has benefited from the Korean authorities' ability to get the credit expansion mechanism working again.3

In fact, we believe investor concern about Korea this year has continued to vacillate between (a) economic overheating, which would lead to rising interest rates; and (b) growth slowing down too rapidly, leading to earnings downgrades for Korean companies. Indeed, in May 2002, the Central Bank, concerned about unsafe economic growth rates, did raise interest rates 25 basis points to 4.25%. However, with strong evidence emerging in the third quarter that growth was slowing down on its own - combined with worries over a weaker-than-expected U.S. economy - the Central Bank has left rates unchanged at every meeting since, and is expected to continue to do so.

7 UBS Warburg.

THE ASIA TIGERS FUND, INC.

As reported, since June 2002, it has become apparent that consumer debt has expanded too rapidly, as Korea's household debt as a percentage of GDP has rapidly climbed to 73%, on par with developed nations such as the U.S. (79%) and Japan (70%). The Korean government has responded by clamping down on excessive consumer lending through a series of measures, including tightening provisioning requirements, capping levels of credit card loans, and limiting mortgage loans to a 60% loan-to-value ratio. The regulatory crackdown, together with evidence that bank's consumer credit non-performing loans were indeed rising, led to a sharp pullback in Korean banks' share prices in the Fund's third fiscal quarter. Nevertheless, it is critical to point out that with Korea's unemployment near an all-time low, at 2.5%, and wage/salary increases in 2002 averaging 5%-10%, Korean consumers' spending power appears extremely healthy.4 We believe that Korea's credit card non-performing loans will peak out at some point in first quarter of calendar 2003.

The Fund continues to maintain a bullish view on the Korean equity market, which accounts for over 28% of the Fund's net assets. In our opinion, since the Asian Crisis, Korea has done the most impressive job in its corporate and financial restructuring. Also, rare for Asia, the government is on track to run a solid budget surplus in 2002, already totaling US$18 billion in the first eight months of the year, or 4% of GDP.4 The country's economic fundamentals, combined with a growth/valuation profile of 18% EPS growth and 6x price-earnings ratio for 2003 continues to make Korea stand out as one of the most exciting markets in Asia.

The Fund's single largest holding is SAMSUNG ELECTRONICS, the world's largest manufacturer of computer memory chips, as well as a producer of flat panel displays, telecommunications equipment, and consumer electronics. The company has established itself both as a premium brand and a low-cost leader in memory products, mobile handsets, and consumer electronics. As a result, the company has been able to outperform most other industry players during the current global economic slowdown. During the first nine months of 2002, reported net profit surged 118% to 5.5 trillion won from 2.5 trillion won in the same period last year. Going forward, we believe that the company can be expected to continue to build on its leadership position through product mix improvement and sustained, aggressive investment in research and development.4

MALAYSIA
US$5.7 MILLION, 5.7% OF THE FUND'S NET ASSETS AS OF OCTOBER 31, 2002

Malaysia's political landscape has seen a few remarkable changes over the past 12 months. First, in the wake of the September 11th tragedy, the country has become one of the United States foremost Asian allies, a striking turnaround for a country that, in our opinion, expressed some of the harshest anti-Western, anti-free market rhetoric in the dark days of the 1997-1998 Asian Crisis.

On June 22, 2002, Malaysians were stunned when their Prime Minister for over 20 years, Dr. Mahathir, announced he would resign his position by October 2003. Although the equity market was equally startled, and initially fell, the share prices quickly recovered as investors realized the announcement had effectively reduced Malaysia's political risk premium by transparently resolving how the

                                                      THE ASIA TIGERS FUND, INC.

country would transition to the post-Mahathir era. Since the announcement, there has been no evidence of any political rivals jockeying for power. Thus, in our view, it appears likely that current Deputy Prime Minister Badawi will assume the post of Prime Minister in October 2003, with no significant changes envisioned in any of Malaysia's economic or key government policies.

As reported, Malaysia's GDP is forecast to grow 5%-6% in 2002 on the back of solid consumer spending, and a healthy fiscal stimulus. The missing link in Malaysia's growth story this year has been the lack of investment spending. Despite inflation that has averaged less than 2% during 2002, Malaysian interest rates have not fallen as sharply as they have in other countries. This is partly because of the Malaysian currency's (ringgit) peg to the U.S. dollar. Although this appears to be an issue that needs to be addressed, Malaysian authorities are adamant that the currency peg will remain "for the foreseeable future."3

The Malaysian equity market had a reasonable performance in 2002, rising 14% versus an 11.5% increase for the MSCI AC Asia Free ex-Japan benchmark. However, the overall growth/valuation profile of Malaysia versus other markets remains subdued at 15x PER with only 10% earnings growth.1

The Fund's largest holding in Malaysia is RESORTS WORLD, owner and operator of Genting Highlands, the country's only casino/resort destination. In addition to its gaming monopoly, Resorts World also owns a 34% stake in Star Cruises, the largest cruise ship operator in Asia and the third largest in the world. While Resorts World's land-based casino has settled down into a mature business, we believe that Star Cruises can be a new growth driver for the group. In its most recently released result, Resorts World's reported earnings for the six months ended June 30, 2002 surged 60% to 211 million ringgit compared to 132 million ringgit in the previous year's comparable period.4

THE PHILIPPINES
US$0.3 MILLION, 0.3% OF THE FUND'S NET ASSETS AS OF OCTOBER 31, 2002

In the Philippines, we believe the Arroyo Presidency has been a big disappointment for investors, as the government has made almost no progress in implementing the economic structural reforms the country badly needs. As reported, in some ways, Ms. Arroyo has been even more generous than her predecessors in handing out lofty government pay hikes (10%-20%) and other remunerative perquisites. It appears that at least part of the rationale for Ms. Arroyo's strategy is to maintain a strong support base for the upcoming May 2004 elections.

Nevertheless, partly as a result, the Philippines' fiscal deficit is expected to blow out to 200 billion pesos, or 5% of GDP compared to the government's initial forecast of 130 billion pesos. Unfortunately, GDP is not growing fast enough to compensate for the added debt load to the economy. For 2002, the Philippines's GDP is forecast to expand only 4%, marked down from original forecasts of 5.5%-6%, as weak domestic consumption and lackluster capital spending have both been hindrances to growth. On the other hand, Philippine exports have been reasonably resilient, having grown at double-digit rates for the past few months, and forecast to rise 6% for the full year. However, in a sad commentary

THE ASIA TIGERS FUND, INC.

on the dysfunctional state of the Philippine economy, we believe the real bright spot this year has actually been remittances from the huge numbers of Filipinos living and working overseas to support their families at home. Overseas Worker Remittances are forecast to rise as much as 25% in 2002 to more than US$8 billion. This source of foreign exchange earnings has historically been the difference between the Philippines' trade deficit and current account surplus.3

In our opinion, the government's inability to contain the fiscal deficit has put downward pressure on both the equity market and the currency (peso) during 2002, resulting in the Philippines being one of the biggest underperformers. Indeed, it was the only market that declined by double-digits during the Fund's fiscal year. Given the country's massive debt, huge social and infrastructure needs, and bad debt-laden banking sector, we believe the Arroyo administration must show that the Philippines' structural reform efforts are back on track before equity market conditions will have any chance to improve.

The Fund's exposure to the Philippines is represented by only one small holding, ABS-CBN BROADCASTING CORPORATION, owner of the country's largest television and radio network. Unfortunately, the company has not been able to escape the negative effects of the country's weak economy as advertisers have slashed TV advertising to contain costs while they await an economic rebound. For the most recent quarter, the company reported net income for the three months ended June 30, 2002, fell 58% to 204 million pesos compared to 481 million pesos in the previous year's comparable period.4

SINGAPORE
US$12.1 MILLION, 12.1% OF THE FUND'S NET ASSETS AS OF OCTOBER 31, 2002

With electronics comprising over two-thirds of total exports and the U.S. its biggest export market, Singapore has spent 2002 teetering on the edge of its second recession in two years. The government's current GDP forecast for this year calls for 3%-4% growth, although there is growing evidence this may have to be pared back. As reported, though Singapore is not suffering from the structural issues that Hong Kong is, the city-state's banks continue to be hampered by anemic loans growth, while the property market also remains weak. This is despite the fact that - like elsewhere in the region - Singapore mortgage rates are at historical lows, currently hovering between 2% and 3%.

Nevertheless, if history repeats itself, we believe the Singaporean government is pro-actively managing the downturn. As reported, fully aware of its over-reliance on manufacturing, a government-appointed panel recently recommended the government cut its role in service businesses to allow more private companies. It also called for new government agencies to promote investments into services and improve workers' training. Services make up almost 70% of the island's economy, even though the productivity improvement of 0.6% per year has sharply trailed the 4% per annum improvement of the manufacturing sector. The move is part of an overall trend in Singapore that has accelerated this year, looking to shed government controls and influence in as many areas as practically possible. In the property sector, the government is also actively looking to reduce the role of its government agency, HDB or Housing Development Board.4

                                                      THE ASIA TIGERS FUND, INC.

Among all the Asian countries in the Fund's universe, Singapore's weighting is perhaps the least meaningful because it contains a number of companies, especially the Mainland Chinese companies People's Food and Want Want, that have nothing to do with Singapore except for the fact that they are publicly listed there. Indeed, even many Singaporean companies, since they have expanded operations and made acquisitions outside of Singapore, have far less relevance to Singapore's economy than they once did.

The Fund's biggest holding in Singapore is UNITED OVERSEAS BANK (UOB), the island's second largest bank. Last year, UOB bought Overseas Union Bank to compete with domestic rivals DBS Group and Oversea-Chinese Banking Corporation
(OCBC), which also made acquisitions in part of an ongoing consolidation in the Singapore banking sector. The acquisition reportedly nearly doubled UOB's loan book in the first half of 2002 from S$31.2 billion to S$59.3 billion. Management has forecasted that there should be ongoing cost synergies, as a result of the merger, over the next 12-14 months. In addition, UOB reportedly has still retained its plan to sell off all non-core banking assets. In its most recent earnings release, UOB announced that its net profit for the six months ended June 30, 2002 rose 30% to S$591 million from S$455 in the year-earlier comparable period.4

TAIWAN
US$15.7 MILLION, 15.6% OF THE FUND'S NET ASSETS AS OF OCTOBER 31, 2002

As reported, Taiwan has taken the full brunt of the global IT spending slowdown, which pushed the island into its worst recession in 30 years in 2001, and which it has been struggling to climb out of in 2002. Taiwan's GDP is forecast to grow 3%-4% in 2002, on the back of a solid recovery of exports, which are on pace to climb 8%-10% year-on-year, after dropping 17% year-over-year in 2001. As with almost all other countries in the region, in Taiwan, interest rates have been declining all year, with the Central Bank recently announcing its 14th cut in two years (from 1.875% to 1.625%). Taiwan is expected to see mild deflation this year, with the CPI contracting (0.5%) to (0.7%).4

As is the case with its neighbor, Hong Kong, Taiwan's current problems are a mixture of both feeling the effects of a cyclical slowdown as well as longer-term structural issues - and it is important for investors to differentiate properly between the two. We believe it is also similar to Hong Kong in that gloom and despondency currently seem to be the prevailing feeling among the local population. However, this should not obscure the fact that the economy is seeing a mild cyclical rebound this year. Moreover, we believe Taiwan's recovery should gain added momentum in 2003 if indeed the U.S. capital spending cycle does turn, and start recovering in earnest.

In addition, in our opinion, there is good news on the banking front for Taiwan. The Ministry of Finance has intensified efforts to consolidate the island's fragmented, inefficient banking system and also to clear up non-performing loans. In a long overdue step, local banks have been forced to adopt a new definition of bad loans more in line with globally accepted standards. Although the immediate impact of this was to drive up industry non-performing ratios from 7.5% to 10.8%, Taiwan's healthi-

THE ASIA TIGERS FUND, INC.

est banks have been responding to the new crackdown by writing off bad loans more aggressively, raising provisioning, and seeking mergers. Although a lot of work remains to be done, we believe that the initial steps in restructuring Taiwan's banking system have clearly been taken.

The Mainland Chinese and Taiwanese governments are also making further headway in establishing cross-straits transport links. Already, minimum direct links have been established. Such news has provided a major boost to Taiwan's two airlines, China Airways and EVA Airways. The main impediment to China and Taiwan establishing direct transportation links lies on the Taiwan side, with the Taiwanese government. The Mainland Chinese government is keenly in favor of improved transportation, as are Taiwanese businesses. But as reported, the Taiwanese government continues to counsel caution, with President Chen Shui Bian recently stating that cross-straits ties would be "no panacea" to Taiwan's structural economic problems. Indeed, the fact remains that an exodus of capital
- both human and financial - to mainland China continues unabated, partly explaining Taiwan's record high 5% unemployment rate. While we believe Taiwan is clearly improving in handling its difficult structural adjustments, it will continue to grapple with these issues over the next few years.

The Fund's largest holding in Taiwan remains TAIWAN SEMICONDUCTOR (TSMC), the world's largest dedicated semiconductor foundry. TSMC is also the industry leader in process technology and has a broad customer base and diverse end-market exposures. After experiencing a brief rebound in sales in the first half of 2002, TSMC saw a 10% quarter-on-quarter slide in revenue during the third quarter due to slowdowns from its computer and consumer-related customers. While business conditions are likely to remain challenging over the next several quarters, TSMC announced that it is starting to see new orders bottoming in September 2002 and is projecting a recovery from the second quarter of next year.

THAILAND
$3.8 MILLION, 3.8% OF THE FUND'S NET ASSETS AS OF OCTOBER 31, 2002

Thailand was one of the strongest  performing  markets  during the Fund's fiscal year, rising 35.5% for the 12 months ended October 31, 2002. Thus far, as reported, under the leadership of Prime Minister Thaksin, Thailand's economic performance has indeed surprised the more skeptical observers, with GDP set to grow 4%-5% in 2002 on the back of a strong surge in consumption, especially auto sales and home sales, and to a lesser extent, a revival in business investment. As elsewhere in Asia, Thailand has seen extremely low inflation this year, allowing the Central Bank to cut rates three times in the past 12 months. Lower interest rates should continue to underpin firm domestic demand, while facilitating ongoing corporate debt restructuring efforts.

Prime Minister Thaksin's government has not been without controversy. In our opinion, questions remain unanswered about: (1) the Prime Minister's clear autocratic tendencies; (2) how much of the economy's vigor is due to aggressive fiscal stimulus (the fiscal deficit is expected to hit 5.2% in 2001); and (3) the Central Bank's relaxed standards for banks' non-performing loans, and increased

                                                      THE ASIA TIGERS FUND, INC.

state-owned bank lending. We believe that the fiscal stimulus has been mainly targeted at reviving the consumer sector, a trend that is also being underpinned by the downtrend in inflation. Nevertheless, capacity utilization in Thailand remains low at 55%, though we believe there is an argument that this figure is misleading and much of this capacity is probably obsolete.

As reported, the Thai government's asset management company (TAMC) has actually only had limited success this year in managing/restructuring the US$16 billion in non-performing loans it has been put in charge of. In general, the agency has been reluctant to foreclose on debtors, pursuing (often futile) restructurings rather than selling off the assets. Current indications are that it is not likely to reach its target of 500 billion baht (US$11.5 billion) in asset restructurings/disposals for calendar 2002.8 It has also been reported that for the first nine months of the year, less than 300 billion baht of loans had been restructured. Also, we believe there is evidence that the government is strong-arming state-owned banks to resume lending.4

With public debt standing at 57% of GDP, Thailand's overall debt position IS an issue. However, we believe this is improving as evidenced by Moody's raising the long-term foreign currency debt-rating outlook from "stable" to "positive", citing that the foreign debt load has been shrinking. Unemployment has fallen from 3.4% a year ago to 1.9% now.4

Nevertheless, although there are concerns about the longer-term implications of some of Thaksin's policies, the equity market continues to react favorably to the combination of plentiful liquidity, reasonable valuations, and an economy that is doing much better than most of the other small countries in the Association of South East Asian Nations (ASEAN), such as the Philippines and Indonesia. For the near-term, the Fund will maintain its current weighting in Thailand.

The Fund's largest holding in Thailand is SIAM CEMENT, the country's largest industrial conglomerate. As reported, one of the biggest casualties during the Asian Crisis (1997-1999), due to its over-leveraged balance sheet, Siam Cement has spent the past three years restructuring its operations, i.e., selling off non-core businesses, and paying down debt. The company recently reported stellar third quarter results, largely on back of Thailand's faster-than-expected growth rate, which boosted demand for the company's cement, ceramic tiles, chemicals, and steel. For the three months ended September 30, 2002, reported net income surged 164% from 1.39 billion baht, to 3.67 billion baht.4

Punita Kumar-Sinha

/s/ PUNITA KUMAR-SINHA
Portfolio Manager
Advantage Advisers, Inc.

8 JP Morgan Thailand Research.

THE ASIA TIGERS FUND, INC.

--------------------------------------------------------------------------------

CHANGE IN INVESTMENT POLICY
On April 30, 2002, the Board of Directors of the Fund approved a change to the Fund's investment policies in connection with new Rule 35d-1 under the Investment Company Act of 1940. Under normal conditions, the Fund will invest at least 80% of the value of its assets in equity securities of Asian Companies (as defined in the Fund's prospectus). Previously, the Fund's investment policies stated that the Fund would invest at least 65% of the value of its assets in such securities. The Board also adopted a policy to provide the stockholders of the Fund with 60 days' notice of any change to the investment policy adopted if such notice is required by Rule 35d-1.

FUNDAMENTAL PERIODIC REPURCHASE POLICY
The Fund has adopted the following fundamental policy regarding periodic repurchases:
     a) The Fund will make offers to repurchase its shares at quarterly intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time ("Offers"). The Board of Directors may place such conditions and limitations on Offers as may be permitted under Rule 23c-3.
     b) 14 days prior to the last Friday of each of the Fund's fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the "Repurchase Request Deadline") by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.
     c) The date on which the repurchase price for shares is to be determined (the "Repurchase Pricing Date") shall occur no later than the last Friday of each of the Fund's fiscal quarters, or the next business day if such day is not a business day.
     d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

(For further details, see Notes E and F to the Financial Statements.)

TENDER OFFER
The Fund conducted a tender offer during the first quarter of 2002 for up to 25% of the Fund's outstanding shares of common stock for cash at a price equal to 95% of the Fund's net asset value per share at the termination of the tender. The tender commenced on February 15, 2002 and expired on March 15, 2002. In connection with the tender, the Fund purchased 4,860,746 shares of capital stock at a total cost of $42,447,837, including expenses of $159,344.

SHARE REPURCHASE PROGRAM
The Board of Directors of the Fund has authorized the Fund to repurchase from time to time in the open market up to 2,000,000 shares of the Fund's common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund's Board of Directors. (For details regarding shares repurchased by the Fund, see Note E to the Financial Statements.)

In accordance with the Board's directions, the Fund may from time to time repurchase additional shares of its common stock in the open market.

--------------------------------------------------------------------------------

                                                      THE ASIA TIGERS FUND, INC.

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002


COMMON STOCKS (98.68% of holdings)


NUMBER                                                    PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------
                  CHINA                                      0.99%
                  COAL                                       0.67%
  1,842,000       Yanzhou Coal Mining Company Limited ............        $    620,878       $   661,307
                                                                          ------------       -----------
                  ENERGY SOURCES                             0.32%
     17,000       PetroChina Company Limited ADR .................             350,137           319,260
                                                                          ------------       -----------
                  TOTAL CHINA ....................................             971,015           980,567
                                                                          ------------       -----------
                  HONG KONG                                 24.37%
                  AGRICULTURE                                0.10%
    684,000       Chaoda Modern Agriculture Holdings Limited .....             255,478           100,858
                                                                          ------------       -----------
                  BANKING                                    3.29%
    112,400       Dah Sing Financial Group .......................             522,282           521,711
    200,500       Hang Seng Bank Limited .........................           1,896,820         2,165,907
     51,700       HSBC Holdings PLC ..............................             589,185           563,462
                                                                          ------------       -----------
                                                                             3,008,287         3,251,080
                                                                          ------------       -----------
                  COMPUTERS                                  0.32%
  1,084,000       Digital China Holdings Limited .................             405,775           319,678
                                                                          ------------       -----------
                  CONSUMER GOODS & SERVICES                  0.47%
    465,000       Li & Fung Limited ..............................             304,950           462,073
                                                                          ------------       -----------
                  ELECTRONIC COMPONENTS & INSTRUMENTS        0.53%
    491,000       Johnson Electric Holdings Limited ..............             449,243           519,387
                                                                          ------------       -----------
                  ENERGY SOURCES                             1.18%
     40,430       China Petroleum and Chemical Corporation ADR ...             786,185           611,706
     22,100       CNOOC Limited ADR ..............................             415,171           552,058
                                                                          ------------       -----------
                                                                             1,201,356         1,163,764
                                                                          ------------       -----------
                  FINANCIAL SERVICES                         0.81%
    602,000       Hong Kong Exchanges & Clearing Limited .........             853,627           798,900
                                                                          ------------       -----------

                                                                              19

THE ASIA TIGERS FUND, INC.

SCHEDULE OF INVESTMENTS (continued)                             OCTOBER 31, 2002


COMMON STOCKS (continued)

NUMBER                                                    PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  HONG KONG (CONTINUED)
                  MULTI-INDUSTRY                             4.04%
    281,000       Citic Pacific Limited ..........................        $    614,655       $   594,492
    550,900       Hutchison Whampoa Limited ......................           2,908,118         3,390,545
                                                                          ------------       -----------
                                                                             3,522,773         3,985,037
                                                                          ------------       -----------
                  NON-FERROUS METALS                         0.49%
  4,370,000       Aluminum Corporation of China Limited ..........             803,303           481,876
                                                                          ------------       -----------
                  REAL ESTATE                                5.04%
    162,700       Cheung Kong Holdings Limited ...................           1,379,785         1,079,577
    556,045       China Vanke Company Limited ....................             604,555           432,767
    707,000       Great Eagle Holdings Limited ...................             995,189           498,583
    696,000       Hopewell Holdings Limited ......................             500,488           406,047
    410,300       Sun Hung Kai Properties Limited ................           2,877,452         2,556,780
                                                                          ------------       -----------
                                                                             6,357,469         4,973,754
                                                                          ------------       -----------
                  RETAIL FOOD CHAINS                         0.61%
    926,000       Cafe De Coral Holdings Limited .................             709,952           605,531
                                                                          ------------       -----------
                  RETAILING                                  1.03%
    353,000       Esprit Holdings Limited ........................             450,017           592,927
    153,300       Yue Yuen Industrial Holdings Limited ...........             321,480           422,606
                                                                          ------------       -----------
                                                                               771,497         1,015,533
                                                                          ------------       -----------
                  TELECOMMUNICATIONS                         3.54%
    522,000       Asia Satellite Telecommunications
                    Holdings Limited .............................           1,581,036           615,763
  1,171,500       China Mobile (Hong Kong) Limited+ ..............           3,844,435         2,876,515
                                                                          ------------       -----------
                                                                             5,425,471         3,492,278
                                                                          ------------       -----------
                  TRANSPORTATION                             1.73%
    463,400       Cathay Pacific Airways Limited .................             699,952           650,617
    417,500       MTR Corporation Limited ........................             600,769           492,493
    872,000       Travelsky Technology Limited ...................             563,380           559,039
                                                                          ------------       -----------
                                                                             1,864,101         1,702,149
                                                                          ------------       -----------

20

                                                      THE ASIA TIGERS FUND, INC.


SCHEDULE OF INVESTMENTS (continued)                             OCTOBER 31, 2002


COMMON STOCKS (continued)

NUMBER                                                    PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  HONG KONG (CONTINUED)
                  UTILITIES - ELECTRIC & GAS                 1.19%
    143,280       CLP Holdings Limited ...........................        $    623,657       $   580,535
    834,000       Huaneng Power International Incorporated .......             325,810           598,838
                                                                          ------------       -----------
                                                                               949,467         1,179,373
                                                                          ------------       -----------
                  TOTAL HONG KONG ................................          26,882,749        24,051,271
                                                                          ------------       -----------
                  INDIA                                      6.42%
                  BANKING                                    1.11%
     98,160       Bank of Baroda .................................              74,758            91,076
     93,000       Corporation Bank ...............................             257,493           189,603
    172,100       State Bank of India ............................             688,776           817,981
                                                                          ------------       -----------
                                                                             1,021,027         1,098,660
                                                                          ------------       -----------
                  BROADCASTING & PUBLISHING                  0.17%
     99,000       Zee Telefilms Limited ..........................             266,998           167,736
                                                                          ------------       -----------
                  BUSINESS & PUBLIC SERVICE                  0.01%
    103,749       Vans Information Limited+ ......................             237,956             8,371
                                                                          ------------       -----------
                  ENERGY SOURCES                             1.78%
     88,100       Bharat Petroleum Corporation Limited ...........             550,280           344,191
    115,700       Hindustan Petroleum Corporation Limited ........             270,446           508,866
    163,883       Reliance Industries Limited ....................             499,328           904,198
                                                                          ------------       -----------
                                                                             1,320,054         1,757,255
                                                                          ------------       -----------
                  HEALTH & PERSONAL CARE                     0.62%
     97,316       Godrej Consumer Products Limited ...............             212,150           215,012
    119,970       Hindustan Lever Limited ........................             623,169           397,844
                                                                          ------------       -----------
                                                                               835,319           612,856
                                                                          ------------       -----------
                  PHARMACEUTICALS                            1.07%
     12,300       Dr. Reddy's Laboratories Limited ADR ...........             261,203           178,350
     81,049       Ranbaxy Laboratories Limited ...................             642,379           875,074
                                                                          ------------       -----------
                                                                               903,582         1,053,424
                                                                          ------------       -----------

                                                                              21

THE ASIA TIGERS FUND, INC.

SCHEDULE OF INVESTMENTS (continued)                             OCTOBER 31, 2002


COMMON STOCKS (continued)

NUMBER                                                    PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  INDIA (CONTINUED)
                  TECHNOLOGY                                 1.66%
     11,303       Infosys Technologies Limited ...................        $    993,615       $   885,702
    153,893       Satyam Computer Services Limited ...............             668,658           749,272
                                                                          ------------       -----------
                                                                             1,662,273         1,634,974
                                                                          ------------       -----------
                  TOTAL INDIA ....................................           6,247,209         6,333,276
                                                                         ------------       -----------
                  INDONESIA                                  1.29%
                  AGRICULTURE                                0.32%
  2,357,000       PT Astra Agro Lestari ..........................             549,001           312,830
                                                                          ------------       -----------
                  BANKING                                    0.30%
 15,965,000       PT Bank Pan Indonesia+ .........................             400,831           294,056
                                                                          ------------       -----------
                  BEVERAGES & TOBACCO                        0.39%
  1,192,000       PT Hanjay Mandala Sampoerna ....................             558,689           384,216
                                                                          ------------       -----------
                  TELECOMMUNICATIONS                         0.28%
     41,800       PT Telekomunikasi Indonesia ADR ................             299,527           278,806
                                                                          ------------       -----------
                  TOTAL INDONESIA ................................           1,808,048         1,269,908
                                                                          ------------       -----------
                  KOREA                                     28.26%
                  APPLIANCE & HOUSEHOLD DURABLES             9.45%
     32,920       Samsung Electronics Company Limited ............           5,508,359         9,321,102
                                                                          ------------       -----------
                  AUTOMOBILES                                1.23%
     47,570       Hyundai Motor Company Limited ..................             879,672         1,208,321
                                                                          ------------       -----------
                  BANKING                                    3.40%
     72,631       Kookmin Bank ...................................           1,402,010         2,420,117
     88,800       Shinhan Financial Group Company Limited ........             829,549           936,493
                                                                          ------------       -----------
                                                                             2,231,559         3,356,610
                                                                          ------------       -----------
                  BEVERAGES & TOBACCO                        0.31%
     13,500       Kook Soon Dang Brewery Company Limited .........             441,952           310,227
                                                                          ------------       -----------
                  CHEMICALS                                  0.22%
      7,150       LG Chemical Limited ............................             206,645           213,597
                                                                          ------------       -----------

22

                                                      THE ASIA TIGERS FUND, INC.


SCHEDULE OF INVESTMENTS (continued)                             OCTOBER 31, 2002


COMMON STOCKS (continued)

NUMBER                                                    PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  KOREA (CONTINUED)
                  CONSTRUCTION & HOUSING                     1.28%
      7,370       Kumgang Korea Chemical Company Limited .........        $    520,344       $   725,834
     54,250       LG Engineering & Construction Corporation ......             553,762           534,281
                                                                          ------------       -----------
                                                                             1,074,106         1,260,115
                                                                          ------------       -----------
                  COSMETICS - TOILETRY                       0.42%
    203,420       Coreana Cosmetics Company Limited ..............             843,902           414,032
                                                                          ------------       -----------
                  EDUCATION                                  0.41%
    122,900       Woongjin.com Company Limited ...................             601,967           403,460
                                                                          ------------       -----------
                  ELECTRICAL & ELECTRONICS                   0.31%
      8,100       Samsung Electro Mechanics Company Limited ......             409,227           308,122
                                                                          ------------       -----------
                  FINANCIAL SERVICES                         0.24%
     11,115       Kookmin Credit Card Company Limited ............             287,648           241,281
                                                                          ------------       -----------
                  FOOD & HOUSEHOLD PRODUCTS                  0.94%
     26,510       CJ Corporation .................................           1,435,271           926,846
                                                                          ------------       -----------
                  GAMBLING                                   0.44%
      4,670       Kangwon Land Incorporated ......................             713,582           429,263
                                                                          ------------       -----------
                  INSURANCE                                  0.72%
     11,760       Samsung Fire & Marine Insurance
                    Company Limited ..............................             582,379           714,212
                                                                          ------------       -----------
                  METALS - STEEL                             2.13%
     11,760       POSCO ..........................................           1,123,071         1,105,099
     43,250       POSCO ADR ......................................           1,332,675         1,000,373
                                                                          ------------       -----------
                                                                             2,455,746         2,105,472
                                                                          ------------       -----------
                  RETAILING                                  1.16%
      4,970       LG Home Shopping Incorporated ..................             583,380           305,919
      6,190       Shinsegae Company Limited ......................             726,333           835,689
                                                                          ------------       -----------
                                                                             1,309,713         1,141,608
                                                                          ------------       -----------

                                                                              23

THE ASIA TIGERS FUND, INC.


SCHEDULE OF INVESTMENTS (continued)                             OCTOBER 31, 2002


COMMON STOCKS (continued)

NUMBER                                                    PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  KOREA (CONTINUED)
                  TELECOMMUNICATIONS                         3.86%
     33,820       KT Corporation .................................        $  2,095,771       $ 1,396,143
     13,090       SK Telecom Company Limited .....................           2,014,725         2,417,188
                                                                          ------------       -----------
                                                                             4,110,496         3,813,331
                                                                          ------------       -----------
                  TRANSPORTATION - AIR                       0.00%
          5       Korean Air Company Limited+ ....................                  48                58
                                                                          ------------       -----------
                  UTILITIES - ELECTRIC & GAS                 1.74%
    113,540       Korea Electric Power Corporation ...............           3,127,502         1,719,228
                                                                          ------------       -----------
                  TOTAL KOREA ....................................          26,219,774        27,886,885
                                                                          ------------       -----------
                  MALAYSIA                                   5.45%
                  BANKING                                    1.46%
    487,000       Hong Leong Bank ................................             707,875           627,995
    266,950       Malayan Banking ................................             543,893           579,582
    328,750       Public Bank ....................................             257,805           231,863
                                                                          ------------       -----------
                                                                             1,509,573         1,439,440
                                                                          ------------       -----------
                  CONSTRUCTION & HOUSING                     0.31%
    205,000       Gamuda .........................................             281,807           307,511
                                                                          ------------       -----------
                  ELECTRONIC COMPONENTS & INSTRUMENTS        0.59%
    168,000       Malaysian Pacific Industries ...................           1,503,622           579,178
                                                                          ------------       -----------
                  LEISURE & TOURISM                          1.62%
    199,600       Genting ........................................             677,869           693,371
    382,000       Resorts World ..................................             874,435           904,768
                                                                          ------------       -----------
                                                                             1,552,304         1,598,139
                                                                          ------------       -----------
                  MULTI - INDUSTRY                           1.00%
    326,000       Berjaya Sports Toto ............................             598,207           291,694
    286,000       Tanjong PLC ....................................             720,346           699,971
                                                                          ------------       -----------
                                                                             1,318,553           991,665
                                                                          ------------       -----------
                  TELECOMMUNICATIONS                         0.47%
    299,000       Maxis Communications+ ..........................             415,364           468,187
                                                                          ------------       -----------
                  TOTAL MALAYSIA .................................           6,581,223         5,384,120
                                                                          ------------       -----------

24

                                                      THE ASIA TIGERS FUND, INC.


SCHEDULE OF INVESTMENTS (continued)                             OCTOBER 31, 2002


COMMON STOCKS (continued)

NUMBER                                                    PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  PHILIPPINES                                0.29%
                  MEDIA                                      0.29%
    903,500       ABS-CBN Broadcasting Corporation+ ..............        $    966,681       $   289,129
                                                                          ------------       -----------
                  TOTAL PHILIPPINES ..............................             966,681           289,129
                                                                          ------------       -----------
                  SINGAPORE                                 12.27%
                  BANKING                                    4.70%
    208,100       DBS Group Holdings Limited .....................           1,570,059         1,461,451
    248,000       Oversea-Chinese Banking Corporation Limited ....           1,296,608         1,460,749
    226,456       United Overseas Bank Limited ...................           1,333,946         1,718,617
                                                                          ------------       -----------
                                                                             4,200,613         4,640,817
                                                                          ------------       -----------
                  BROADCASTING & PUBLISHING                  1.30%
    114,500       Singapore Press Holdings Limited ...............           1,300,176         1,283,988
                                                                          ------------       -----------
                  ELECTRONIC COMPONENTS & INSTRUMENTS        1.34%
    176,600       Venture Corporation Limited ....................           1,023,949         1,320,247
                                                                          ------------       -----------
                  FOOD & HOUSEHOLD PRODUCTS                  0.88%
  1,534,000       People's Food Holdings Limited .................             669,688           868,792
                                                                          ------------       -----------
                  MACHINERY & ENGINEERING                    0.78%
    733,000       Singapore Technologies Engineering Limited .....             864,897           768,009
                                                                          ------------       -----------
                  REAL ESTATE                                1.44%
    710,000       Capitaland Limited .............................             490,222           514,705
    193,600       City Developments Limited ......................             556,725           513,147
    614,000       Keppel Land Limited ............................             544,495           396,427
                                                                          ------------       -----------
                                                                             1,591,442         1,424,279
                                                                          ------------       -----------
                  TELECOMMUNICATIONS                         0.62%
    753,000       Singapore Telecommunications Limited ...........             785,863           614,112
                                                                          ------------       -----------
                  TRANSPORTATION - AIR                       1.21%
    191,000       Singapore Airlines Limited .....................           1,328,531         1,189,917
                                                                          ------------       -----------
                  TOTAL SINGAPORE ................................          11,765,159        12,110,161
                                                                          ------------       -----------

                                                                              25

THE ASIA TIGERS FUND, INC.


SCHEDULE OF INVESTMENTS (continued)                             OCTOBER 31, 2002


COMMON STOCKS (continued)

NUMBER                                                    PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  TAIWAN                                    15.90%
                  BANKING                                    1.87%
  1,466,569       SinoPac Holdings Company+ ......................        $    644,208       $   613,991
    319,280       Taipei Bank ....................................             275,532           274,688
  2,115,045       Taishin Financial Holdings Company Limited+ ....             716,980           955,467
                                                                          ------------       -----------
                                                                             1,636,720         1,844,146
                                                                          ------------       -----------
                  CHEMICALS                                  0.17%
    185,500       Formosa Chemicals & Fibre Corporation ..........             125,994           167,065
                                                                          ------------       -----------
                  COMPUTERS                                  0.21%
    146,000       Benq Corporation ...............................             211,729           209,208
                                                                          ------------       -----------
                  DATA PROCESSING AND REPRODUCTION           0.94%
    832,380       Compal Electronics Incorporated ................             843,647           924,497
                                                                          ------------       -----------
                  ELECTRICAL & ELECTRONICS                   6.28%
    614,798       Hon Hai Precision Industry Company Limited .....           2,376,374         2,220,100
  2,973,906       Taiwan Semiconductor Manufacturing
                    Company Limited+ .............................           7,161,002         3,979,024
                                                                          ------------       -----------
                                                                             9,537,376         6,199,124
                                                                          ------------       -----------
                  ELECTRONIC COMPONENTS & INSTRUMENTS        3.48%
        403       Advanced Semiconductor Engineering
                    Incorporated+ ................................                 306               220
    147,116       Ambit Microsystems Corporation .................             535,844           486,804
    418,611       Asustek Computer Incorporated ..................           1,829,227           867,240
    260,000       D-Link Corporation .............................             261,708           216,954
    836,618       Elan Microelectronics Corporation ..............             910,640           604,223
  1,733,824       United Microelectronics Corporation+ ...........           2,470,544         1,257,193
        760       Yageo Corporation+ .............................                 315               225
                                                                          ------------       -----------
                                                                             6,008,584         3,432,859
                                                                          ------------       -----------
                  INSURANCE                                  0.23%
    206,788       Cathay Financial Holding Company Limited .......             472,007           223,127
                                                                          ------------       -----------
                  METALS - STEEL                             1.16%
  2,118,244       China Steel Corporation ........................           1,272,869         1,139,761
                                                                          ------------       -----------


26

                                                      THE ASIA TIGERS FUND, INC.


SCHEDULE OF INVESTMENTS (continued)                             OCTOBER 31, 2002


COMMON STOCKS (concluded)

NUMBER                                                    PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  TAIWAN (CONTINUED)
                  TELECOMMUNICATIONS EQUIPMENT               0.67%
    241,000       Gemtek Technology Corporation ..................        $    543,447       $   665,709
                                                                          ------------       -----------
                  TEXTILES & APPAREL                         0.00%
         27       Far Eastern Textile Limited ....................                  26                 8
                                                                          ------------       -----------
                  TRANSPORTATION - AIR                       0.89%
  2,005,780       EVA Airways Corporation+ .......................             858,857           883,021
                                                                          ------------       -----------
                  TOTAL TAIWAN ...................................          21,511,256        15,688,525
                                                                          ------------       -----------
                  THAILAND                                   3.44%
                  BUILDING MATERIALS & COMPONENTS            0.89%
     26,700       Siam Cement PLC ................................             543,277           660,194
    118,000       Tipco Asphalt PLC+ .............................             104,886            70,216
    241,500       Tipco Asphalt PLC - Foreign+ ...................             216,256           143,705
                                                                          ------------       -----------
                                                                               864,419           874,115
                                                                          ------------       -----------
                  CHEMICALS                                  0.50%
    439,500       National Petrochemical PLC .....................             463,707           497,659
                                                                          ------------       -----------
                  FOOD & HOUSEHOLD PRODUCTS                  0.01%
    124,940       Charoen Pokphand Foods PLC
                    Warrants - expiration date 07/21/05+                             0             8,373
                                                                          ------------       -----------
                  MEDIA                                      1.19%
     85,700       BEC World PLC ..................................             424,832           411,927
     31,000       BEC World PLC - Foreign ........................             143,784           149,005
  1,926,900       United Broadcasting Corporation PLC+ ...........             551,897           614,490
                                                                          ------------       -----------
                                                                             1,120,513         1,175,422
                                                                          ------------       -----------
                  TELECOMMUNICATIONS                         0.85%
    482,000       Advanced Information Service PLC ...............             448,402           389,845
  1,084,300       Shin Satellite PLC+ ............................             846,663           451,023
                                                                          ------------       -----------
                                                                             1,295,065           840,868
                                                                          ------------       -----------
                  TOTAL THAILAND .................................           3,743,704         3,396,437
                                                                          ------------       -----------

                  TOTAL COMMON STOCKS ............................        $106,696,818       $97,390,279
                                                                          ------------       -----------

                                                                              27


THE ASIA TIGERS FUND, INC.


SCHEDULE OF INVESTMENTS (continued)                             OCTOBER 31, 2002


PREFERRED STOCK (0.43% of holdings)


NUMBER                                                    PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  THAILAND 0.43%
                  BANKING                                    0.43%
    697,205       Siam Commercial Bank PLC - 5.25% Preferred+ ....        $    263,142       $   426,956
                                                                          ------------       -----------
                  TOTAL THAILAND .................................             263,142           426,956
                                                                          ------------       -----------


                  TOTAL PREFERRED STOCK ..........................        $    263,142       $   426,956
                                                                          ------------       -----------

28


                                                      THE ASIA TIGERS FUND, INC.

SCHEDULE OF INVESTMENTS (concluded)                             OCTOBER 31, 2002


CONVERTIBLE BONDS (0.89% of holdings)

PAR VALUE                                                 PERCENT OF
($000)            SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  KOREA                                      0.55%
                  APPLIANCE & HOUSEHOLD DURABLES             0.55%
        350       Intel Corporation Zero Coupon Bond,
                    02/01/04 .....................................        $    403,598       $   544,835
                                                                          ------------       -----------

                  TOTAL KOREA ....................................             403,598           544,835
                                                                          ------------       -----------
                  MALAYSIA                                   0.34%
                  MULTI - INDUSTRY                           0.34%
        440       Berjaya Sports Toto ICULS 8%,
                    08/04/12 .....................................             115,820           331,244
                                                                          ------------       -----------
                  TOTAL MALAYSIA .................................             115,820           331,244
                                                                          ------------       -----------

                  TOTAL CONVERTIBLE BONDS ........................        $    519,418       $   876,079
                                                                          ------------       -----------

                  TOTAL INVESTMENTS++ .....................  100.0%       $107,479,378       $98,693,314
                                                                          ============       ===========


FOOTNOTES AND ABBREVIATIONS
                  ADR - American Depository Receipts
                  ICULS - Irredeemable Convertible Unsecured Loan Stock
                  +  Non-Income producing security.
                  ++ Aggregate cost for Federal Income Tax purposes is $108,044,225.
                     The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
                         Excess of value over tax cost                           $ 11,353,332
                         Excess of tax cost over value                            (20,704,243)
                                                                                 ------------
                                                                                 $  (9,350,911)
                                                                                 =============

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.


STATEMENT OF ASSETS AND LIABILITIES                                        OCTOBER 31, 2002

ASSETS
Investments, at value (Cost $107,479,378) ...............................      $  98,693,314
Cash (including $864,356 of foreign currency holdings with a cost
   of $856,700) .........................................................          1,347,725
Receivables:
   Securities sold ......................................................            924,934
   Dividends ............................................................             42,186
   Interest .............................................................              4,720
Prepaid expenses ........................................................             60,817
                                                                               -------------
                  TOTAL ASSETS ..........................................        101,073,696
                                                                               -------------
LIABILITIES
Payable for securities purchased ........................................            318,943
Due to Investment Manager ...............................................             90,809
Due to Administrator ....................................................             18,163
Accrued expenses ........................................................            161,113
Deferred foreign withholding taxes payable ..............................             46,761
                                                                               -------------
                  TOTAL LIABILITIES .....................................            635,789
                                                                               -------------

                  NET ASSETS ............................................      $ 100,437,907
                                                                               =============
                  NET ASSET VALUE PER SHARE
                  ($100,437,907/13,124,014 ISSUED AND OUTSTANDING) ......      $        7.65
                                                                               =============
NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 20,514,984 shares issued
   (100,000,000 shares authorized) ......................................      $      20,515
Paid-in capital .........................................................        285,335,820
Cost of 7,390,970 shares repurchased ....................................        (62,957,956)
Accumulated net realized loss on investments ............................       (113,135,627)
Net unrealized depreciation in value of investments and on translation of other assets and liabilities denominated in foreign currencies
   (net of deferred foreign withholding taxes of $46,055) ...............         (8,824,845)
                                                                               -------------
                                                                               $ 100,437,907
                                                                               =============

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

                                                                                 FOR THE YEAR ENDED
STATEMENT OF OPERATIONS                                                            OCTOBER 31, 2002

INVESTMENT INCOME
Dividends (Net of taxes withheld of $257,292) ....................................      $ 2,603,059
                                                                                        -----------
                  TOTAL INVESTMENT INCOME ........................................        2,603,059
                                                                                        -----------
EXPENSES
Management fees .........................................      $ 1,411,297
Legal fees ..............................................          200,841
Administration fees .....................................          282,259
Custodian fees ..........................................          203,501
Transfer agent fees .....................................           84,864
Insurance ...............................................          103,523
Audit and tax fees ......................................          101,501
Printing ................................................           41,635
NYSE fees ...............................................           33,252
Directors' fees .........................................           30,700
ICI fees ................................................            4,679
Interest Expense ........................................            4,501
Miscellaneous ...........................................           12,305
                                                               -----------
                  TOTAL EXPENSES .................................................        2,514,858
                                                                                        -----------
                  NET INVESTMENT LOSS ............................................           88,201
                                                                                        -----------
NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS) ON  INVESTMENTS,
FOREIGN CURRENCY HOLDINGS AND TRANSLATION OF OTHER ASSETS
AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
Net realized gain (loss) from:
     Security transactions (net of capital gains tax of $68,695) .................       (1,122,694)
     Written option contracts ....................................................           11,376
     Foreign currency related transactions .......................................         (241,399)
                                                                                        -----------
                                                                                         (1,352,717)

Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currencies (net of deferred foreign withholding
     taxes of $46,055) ...........................................................       21,336,172
                                                                                        -----------

Net realized and unrealized gain on investments, foreign currency holdings and translation of other assets and liabilities denominated in
     foreign currencies .........................................................        19,983,455
                                                                                        -----------

Net increase in net assets resulting from operations .............................      $20,071,656
                                                                                        ===========

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                          FOR THE YEAR      FOR THE YEAR
                                                                              ENDED             ENDED
                                                                        OCTOBER 31, 2002   OCTOBER 31, 2001
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income ................................................... $     88,201       $    508,180
Net realized loss on investments and foreign currency
   related transactions .................................................   (1,352,717)       (11,334,253)
Net change in unrealized appreciation (depreciation) in value of investments, foreign currency holdings and translation of other
   assets and liabilities denominated in foreign currencies .............   21,336,172        (35,850,695)
                                                                          ------------       ------------
Net increase (decrease) in net assets resulting from operations .........   20,071,656        (46,676,768)
                                                                          ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income ($0.29 per share) .................................           --         (5,710,617)
                                                                          ------------       ------------
Net decrease in net assets from distributions ...........................           --         (5,710,617)
                                                                          ------------       ------------
CAPITAL SHARE TRANSACTIONS
Shares repurchased under Tender Offer (4,860,746 shares), including
   expenses of $159,344 .................................................  (42,447,837)                --
Shares repurchased under Repurchase Offer (1,458,224 shares)
   (net of repurchase fee of $222,817), including expenses of
   $137,114 .............................................................  (11,055,126)                --
Shares repurchased under Share Repurchase Plan
   (32,800 and 241,000 shares), respectively ............................     (243,041)        (1,703,953)
                                                                          ------------       ------------
Net decrease in net assets resulting from
   capital share transactions ...........................................  (53,746,004)        (1,703,953)
                                                                          ------------       ------------

Total decrease in net assets ............................................  (33,674,348)       (54,091,338)
                                                                          ------------       ------------

NET ASSETS
Beginning of year .......................................................  134,112,255        188,203,593
                                                                          ------------       ------------

End of year ............................................................. $100,437,907       $134,112,255
                                                                          ============       ============

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.


FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                                                      ENDED         ENDED         ENDED         ENDED         ENDED
                                                   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                      2002          2001          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ............     $6.89        $ 9.55         $11.02        $ 7.55        $ 9.68
                                                     ------        ------         ------        ------        ------
Net investment income (loss) ....................      0.01+         0.03           0.32          0.04          0.08
Net realized and unrealized gains (losses)
   on investments, foreign currency
   holdings, and translation of other
   assets and liabilities denominated
   in foreign currencies ........................      0.60**       (2.42)**       (1.86)**       3.44**       (2.21)
                                                     ------        ------         ------        ------        ------
Net increase (decrease) from
   investment operations ........................      0.61         (2.39)         (1.54)         3.48         (2.13)
                                                     ------        ------         ------        ------        ------
Less Distributions:
   Dividends from net investment income .........        --         (0.29)         (0.07)        (0.01)           --
                                                     ------        ------         ------        ------        ------
Total dividends and distributions ...............        --         (0.29)         (0.07)        (0.01)           --
                                                     ------        ------         ------        ------        ------
Capital share transactions
   Anti-dilutive effect of Tender Offer .........      0.14            --             --            --            --
   Anti-dilutive effect of Repurchase Offer .....      0.01            --             --            --            --
   Anti-dilutive effect of
     Share Repurchase Program ...................        --++        0.02           0.14            --            --
                                                     ------        ------         ------        ------        ------
Total capital share transactions ................      0.15          0.02           0.14            --            --
                                                     ------        ------         ------        ------        ------
Net asset value, end of period ..................     $7.65        $ 6.89         $ 9.55        $11.02        $ 7.55
                                                     ======        ======         ======        ======        ======

Per share market value, end of period ...........     $6.77        $ 5.79         $ 7.13        $ 8.63        $ 6.13

TOTAL INVESTMENT RETURN BASED
   ON MARKET VALUE* .............................     16.93%       (15.62)%       (16.82)%       41.03%       (22.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s) .............  $100,438      $134,112       $188,204      $226,077      $154,946
Ratios of expenses to average net assets ........      1.78%         1.58%          1.69%         1.70%         1.74%
Ratios of net investment income to average
   net assets ...................................      0.06%         0.31%          2.50%         0.43%         0.99%
Portfolio turnover ..............................     41.32%        28.98%         31.42%        92.44%        93.47%

See page 34 for footnotes.

THE ASIA TIGERS FUND, INC.


FINANCIAL HIGHLIGHTS (concluded)


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
** Net of foreign withholding taxes of less than $0.01, $0.06, $0.03 and $0.06 per share for the years ended October 31, 2002, October 31, 2001, October 31, 2000 and October 31,1999, respectively.
+  Based on average shares outstanding throughout the period.
++ Less than $0.01 per share.


See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

NOTES TO FINANCIAL STATEMENTS                                   OCTOBER 31, 2002


NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Asia Tigers Fund, Inc. (the "Fund") was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:

PORTFOLIO VALUATION. Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are generally valued:

      (i) at the last sale price prior to the time of determination if there was a sale on the date of determination,
      (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and
      (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors.

The net asset value per share of the Fund is calculated weekly and at the end of each month.

OPTIONS. The Fund may purchase or write put or call options on securities for the purpose of enhancing returns or hedging against changes in the market value of the underlying securities or foreign currencies. The Fund receives or pays a premium and the option is subsequently marked to market to reflect the current value of the option. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. The options for which market quotations are readily available are generally valued:

      (i)   at the closing price,
      (ii) at the mean between the last current bid and asked prices if there was no closing price on such date and bid and asked quotations are available, and
      (iii) at the asked price if there was no closing price on such date and only asked quotations are available for written options or at the bid price for purchased options.

THE ASIA TIGERS FUND, INC.


NOTES TO FINANCIAL STATEMENTS (continued)                       OCTOBER 31, 2002


Gains and losses on written options are reported separately in the Statement of Operations. Written options are reported as a liability on the Statement of Assets & Liabilities. Purchased options are included in the Fund's Schedule of Investments.

The risk associated with purchasing put and call options is limited to the premium paid. The risk associated with written options is that the change in value of the option contract may not correspond to the change in value of the hedged instrument. Such risks may exceed amounts reflected on the Statement of Assets and Liabilities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

TAX STATUS. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

                                                      THE ASIA TIGERS FUND, INC.


NOTES TO FINANCIAL STATEMENTS (continued)                       OCTOBER 31, 2002


At October 31, 2002, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Book basis capital loss carryover .................................    $(113,135,627)
Plus/Less: Cumulative Timing Differences - Wash Sales .............          564,847
                                                                       -------------
Tax Basis Accumulated capital loss .................................................       $(112,570,780)
                                                                                           -------------
Book unrealized foreign exchange loss ..............................................                (382)
                                                                                           -------------
Book unrealized appreciation on foreign currencies .................................               7,656
                                                                                           -------------
Book basis unrealized depreciation ................................       (8,786,064)
Plus/Less: Cumulative Timing Differences - Wash Sales .............         (564,847)
                                                                       -------------
Tax Basis unrealized depreciation ..................................................          (9,350,911)
Deferred foreign withholding tax ...................................................             (46,055)
                                                                                           -------------
Net assets (excluding paid in capital) .............................................       $(121,960,472)
                                                                                           =============
The differences between book and tax basis unrealized  appreciation is primarily attributable to wash sales and deferred foreign withholding tax.

Net Asset Value ....................................................................       $ 100,437,907
Paid in Capital ....................................................................        (222,398,379)
                                                                                           -------------
Net assets (excluding paid in capital) .............................................       $(121,960,472)
                                                                                           =============

At October 31, 2002, the Fund had a net capital loss carryover of $112,570,780, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $7,999,610 will expire in the year 2003, $1,846,888 will expire in the year 2004, $90,932,813 will expire in the year 2006, $8,437,899 will expire in the year 2009 and $3,353,570 will expire in 2010. To the extent that capital gains are so offset, such gains will not be distributed.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests and records the capital gains tax when it is paid to the applicable governmental authority. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. For dividend and income ithholding taxes, the Fund accrues such taxes when the related income is earned.

THE ASIA TIGERS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)                       OCTOBER 31, 2002


FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) value of investment securities, assets and liabilities at the current rates of exchange on the aluation date; and
      (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. The Fund reports certain realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are included in or are a reduction of ordinary income for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

                                                      THE ASIA TIGERS FUND, INC.


NOTES TO FINANCIAL STATEMENTS (continued)                       OCTOBER 31, 2002


Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

During the year ended October 31, 2002, the Fund reclassified $310,094 from accumulated net realized loss on investments to undistributed net investment loss as a result of permanent book and tax differences primarily relating to net realized foreign currency losses and capital gains tax and reclassed $221,893 from undistributed net investment loss to paid in capital as a result of net investment losses. Net investment income and net assets were not affected by the reclassification.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY, AND ADMINISTRATIVE SERVICES

Advantage Advisers, Inc. ("Advantage"), a subsidiary of CIBC World Markets Corp. ("CIBC WM"), serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"). Pursuant to the Management Agreement, the Investment Manager manages the Fund's investment portfolio. For its services, the Investment Manager receives monthly fees at an annual rate of 1.00% of the Fund's average weekly net assets. For the year ended October 31, 2002, these fees amounted to $1,411,297.

CIBC WM, an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, serves as the Fund's administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average weekly net assets. For the year ended October 31, 2002, these fees amounted to $282,259. At October 31, 2002, CIBC WM owned 3,567 shares of the Fund's common stock.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

THE ASIA TIGERS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)                       OCTOBER 31, 2002


NOTE C: WRITTEN CALL OPTION ACTIVITY

Written call option activity for the year ended October 31, 2002 aggregated the following:

                                                         DR. REDDY'S LABORATORIES LIMITED OPTIONS
                                                         ----------------------------------------
                                                            # OF                     AMOUNT
                                                           OPTIONS                 OF PREMIUMS
                                                           -------                 -----------
Options outstanding at October 31, 2001                      --                      $     --
Options written                                             168                        11,376
Options expired                                            (168)                      (11,376)
Options exercised                                            --                            --
                                                           ----                      --------
Options outstanding at October 31, 2002                      --                      $     --
                                                           ====                      ========

NOTE D: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations aggregated $55,186,733 and $106,103,606, respectively, for the year ended October 31, 2002.

NOTE E: CAPITAL STOCK

During the year ended October 31, 2002, the Fund purchased 32,800 shares of capital stock on the open market at a total cost of $243,041. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 12.01%. These shares were purchased pursuant to the Fund's Stock Repurchase Plan previously approved by the Fund's Board of Directors authorizing the Fund to purchase up to 2,000,000 shares of its capital stock.

During the year ended October 31, 2001, the Fund purchased 241,000 shares of capital stock in the open market at a total cost of $1,703,953 and at a weighted average discount of 20.21%.

At a meeting of the Board of Directors held on November 7, 2001, the Board of Directors approved a tender offer. Pursuant to the tender offer, the Fund offered to purchase up to 25% of the Fund's outstanding shares of common stock for cash at a price equal to 95% of the Fund's net asset value per share as of the closing date. The tender offer commenced on February 15, 2002 and expired on March 15, 2002. In connection with the tender offer, the Fund purchased 4,860,746 shares of capital stock at a total cost of $42,447,837, including expenses of $159,344.

In January 2002, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940. Stockholders of the Fund subsequently approved the policy at the Special Meeting of Stockholders held on April 26, 2002. As an interval fund, the Fund will make

                                                      THE ASIA TIGERS FUND, INC.


NOTES TO FINANCIAL STATEMENTS (concluded)                       OCTOBER 31, 2002


quarterly repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each quarterly offer, and will be between 5% and 25% of the Fund's then outstanding shares. See Note F below for details regarding the quarterly repurchase offers.

NOTE F: QUARTERLY REPURCHASE OFFERS

During the year ended October 31, 2002, the Fund completed one quarterly repurchase offer. On September 20, 2002, the Fund offered to repurchase up to 10% of its issued and outstanding shares of common stock. The repurchase offer expired on October 11, 2002, and the shares were repurchased at the Net Asset Value ("NAV") at the close of regular trading on the New York Stock Exchange on October 25, 2002, less a repurchase fee of 2% of the NAV per share. 10,091,392.3292 shares were validly tendered and not withdrawn prior to the expiration of the Fund's repurchase offer. The final pro-ration calculations resulted in 19,567.5847 odd lot shares and 1,438,656 non-odd lot shares validly tendered. Under final pro-ration, 14.28393% of the non-odd lot shares tendered were accepted for payment. The shares accepted for tender (1,458,224 shares representing 10%) received cash at a repurchase offer price of $7.4872, which was equal to the Fund's net asset value of $7.64 as of October 25, 2002, less a repurchase fee of $0.1528 per share, for a total cost to the Fund of $11,055,126, net of the repurchase fee of $222,817, and including expenses of $137,114.

NOTE G: OTHER

At October 31, 2002, substantially all of the Fund's assets were invested in Asian securities. The Asian securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

--------------------------------------------------------------------------------
U.S. FEDERAL TAXATION NOTICE (UNAUDITED)

The Fund paid foreign taxes of $325,987 during the fiscal year ended October 31, 2002, which it intends to pass through pursuant to Section 853 of the Internal Revenue Code, to its shareholders, which is deemed to be foreign source income for tax information reporting purposes.
--------------------------------------------------------------------------------

THE ASIA TIGERS FUND, INC.


REPORT OF INDEPENDENT ACCOUNTANTS


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF THE ASIA TIGERS FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Asia Tigers Fund, Inc. (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York
December 13, 2002

                                                      THE ASIA TIGERS FUND, INC.

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of The Asia Tigers Fund, Inc. (the "Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below.


                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                                                               IN FUND
                                                                                               COMPLEX
                                                       TERM OF                               OVERSEEN BY            OTHER
                                      POSITION       OFFICE AND                                DIRECTOR          TRUSTEESHIPS/
                                        WITH          LENGTH OF     PRINCIPAL OCCUPATION(S)   (INCLUDING        DIRECTORSHIPS
  NAME, ADDRESS AND AGE                FUND 1       TIME SERVED 1     DURING PAST 5 YEARS      THE FUND)       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
                                                    DISINTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
  Leslie H. Gelb                    Director and     Since 1994     President, The                 2        Britannica.com;
                                    Member of                       Council on Foreign                      Director of 13
  The Council on Foreign            the Audit and                   Relations                               registered
  Relations                         Nominating                      (1993-Present);                         investment companies
  58 East 68th Street               Committees,                     Columnist                               advised by Salomon
  New York, NY 10021                Class I                         (1991-1993), Deputy                     Brothers Asset
                                                                    Editorial Page                          Management ("SBAM").
  Age: 65                                                           Editor (1986-1990)
                                                                    and Editor, Op-Ed
                                                                    Page (1988-1990),
                                                                    THE NEW YORK TIMES.
-----------------------------------------------------------------------------------------------------------------------------------
  Luis Rubio                        Director and     Since 1999     President, Centro de           5        None
                                    Member of                       Investigacion para
  Jaime Balmes No. 11, D-2          the Audit and                   el Desarrollo, A.C.
  Los Morales Polanco               Nominating                      (Center of Research
  Mexico, D.F. 11510                Committees,                     for Development)
                                    Class I                         (1981-Present);
  Age: 47                                                           frequent contributor
                                                                    of op-ed pieces to
                                                                    THE LOS ANGELES
                                                                    TIMES and THE WALL
                                                                    STREET JOURNAL.
-----------------------------------------------------------------------------------------------------------------------------------
  Charles F. Barber                 Director,        Since 1992     Consultant; formerly           6        None
                                    Chairman of                     Chairman of the
  66 Glenwood Drive                 Audit                           Board, ASARCO
  Greenwich, CT 06830               Committee                       Incorporated.
                                    and Member,
  Age: 85                           Audit
                                    Committee,
                                    Class III
-----------------------------------------------------------------------------------------------------------------------------------
  Jeswald W. Salacuse               Director,        Since 1993     Henry J. Braker                2        Director of 13
                                    Member of                       Professor of                            registered
  The Fletcher School of            Audit                           Commercial Law, The                     investment companies
  Law & Diplomacy                   Committee                       Fletcher School of                      advised by SBAM;
  Packard Avenue at Tufts           and Chairman                    Law & Diplomacy                         Director, Municipal
  University,                       of Nominating                   (1990-Present);                         Advantage Fund, Inc.
  Medford, MA 02155                 Committee,                      Dean, The Fletcher
                                    Class II                        School of Law &
  Age: 65                                                           Diplomacy, Tufts
                                                                    University
                                                                    (1986-1994).
-----------------------------------------------------------------------------------------------------------------------------------

                                                                             43

THE ASIA TIGERS FUND, INC.


                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                                                               IN FUND
                                                                                               COMPLEX
                                                       TERM OF                               OVERSEEN BY            OTHER
                                      POSITION       OFFICE AND                                DIRECTOR          TRUSTEESHIPS/
                                        WITH          LENGTH OF     PRINCIPAL OCCUPATION(S)   (INCLUDING        DIRECTORSHIPS
  NAME, ADDRESS AND AGE                FUND 1       TIME SERVED 1     DURING PAST 5 YEARS      THE FUND)       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
  Howard M. Singer                  Director and     Since 2000     Managing Director,             9        None
                                    Chairman of                     CIBC World Markets
  622 Third Avenue 8th Floor        the Board of                    Corp., CIBC
  New York, NY 10017                Directors,                      Oppenheimer Advisers
                                    Class III                       LLC and Advantage
  Age: 39                                                           Advisers, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
                                           EXECUTIVE OFFICER(S) WHO ARE NOT DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
  Bryan McKigney                    President and    Since 1999     Managing Director              N/A      N/A
                                    Secretary                       (2000-Present) and
  622 Third Avenue 8th Floor                                        Executive Director
  New York, NY 10017                                                (1993-2000), CIBC
                                                                    World Markets Corp.;
  Age: 44                                                           Managing Director,
                                                                    CIBC Oppenheimer
                                                                    Advisers LLC and
                                                                    Advantage Advisers,
                                                                    Inc.; Director,
                                                                    President and
                                                                    Secretary, The India
                                                                    Fund, Inc.;
                                                                    formerly, Vice
                                                                    President and
                                                                    Division Executive,
                                                                    Head of Derivative
                                                                    Operations
                                                                    (1986-1993) and
                                                                    Assistant Vice
                                                                    President,
                                                                    Securities and
                                                                    Commodity Operations
                                                                    (1981-1985), Chase
                                                                    Manhattan Bank.
-----------------------------------------------------------------------------------------------------------------------------------
  Alan E. Kaye                       Treasurer       Since 1999     Executive Director             N/A      N/A
                                                                    (1995-Present), CIBC
  622 Third Avenue 8th Floor                                        World Markets Corp.;
  New York, NY 10017                                                formerly, Vice
                                                                    President,
  Age: 51                                                           Oppenheimer & Co.,
                                                                    Inc. (1986-1994).
-----------------------------------------------------------------------------------------------------------------------------------

1 The Fund's Board of Directors  is divided into three  classes:  Class I, Class
  II, and Class III. The terms of office of the Class I, Class II, and Class III Directors expire at the Annual Meeting of Stockholders in the year 2005, year 2003, and year 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

                                                      THE ASIA TIGERS FUND, INC.


DIVIDENDS AND DISTRIBUTIONS


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PNC Bank, National Association, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full

THE ASIA TIGERS FUND, INC.

dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

                                                      THE ASIA TIGERS FUND, INC.


DIVIDENDS AND DISTRIBUTIONS (concluded)


Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 400 Bellevue Parkway, Wilmington, Delaware, 19809.

                                                        ADVANTAGE ADVISERS, INC.
                                                      THE ASIA TIGERS FUND, INC.
                         (A WHOLLY OWNED SUBSIDIARY OF CIBC WORLD MARKETS CORP.)
--------------------------------------------------------------------------------

CIBC OPPENHEIMER PRIVACY POLICY

YOUR PRIVACY IS PROTECTED

At CIBC Oppenheimer, the Private Client Division of CIBC World Markets Corp., an important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

CIBC Oppenheimer does not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies within the CIBC family which provide financial, credit, insurance, trust, legal, accounting and administrative services to CIBC Oppenheimer or its clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

                                                        ADVANTAGE ADVISERS, INC.
                                                      THE ASIA TIGERS FUND, INC.
                         (A WHOLLY OWNED SUBSIDIARY OF CIBC WORLD MARKETS CORP.)
--------------------------------------------------------------------------------

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

CIBC Oppenheimer is committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent. If you have any questions regarding this matter we suggest that you speak with your Account Executive.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

THE ASIA TIGERS FUND, INC.

INVESTMENT MANAGER:
Advantage Advisers, Inc., a subsidiary of CIBC World Markets Corp.

ADMINISTRATOR:
CIBC World Markets Corp.

SUB-ADMINISTRATOR:
PFPC Inc.

TRANSFER AGENT:
PFPC Inc.

CUSTODIAN:
Deutsche Bank
Trust Company Americas